UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 18, 2006
IVANHOE ENERGY INC.
(Exact name of registrant as specified in its charter)

Yukon, Canada	000-30586	98-0372413
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

Suite 654 – 999 Canada Place Vancouver, BC, Canada	V6C 3E1
(Address of Principal Executive Office)	(Zip Code)
(604) 688-8323
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, If Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14A-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 — Financial Information
Item 2.01.   Completion of Acquisition or Disposition of Assets
Effective February 18, 2006, pursuant to the terms of a farm-out agreement dated January 18, 2004 (the “Farm-out Agreement”) and a supplementary agreement dated February 18, 2006, Ivanhoe Energy Inc. (the “Company”) re-acquired from Richfirst Holdings Limited (“Richfirst”), a wholly owned subsidiary of CITIC Resources Inc., a 40% participating interest (the “Richfirst Interest”) in the Dagang enhanced oil recovery project, a 30-year production-sharing contract with CNPC, covering an area of 22,400 gross acres divided into six blocks in the Kongnan oilfield in Dagang, Hebei Province, China. In consideration for the Richfirst Interest, the Company agreed to issue 8,591,434 common shares and to repay Richfirst’s additional $7.4 million investment in the project as a non-interest bearing loan payable in monthly instalments over three years. As a result of the transaction, the Company now holds a 100% participating interest in the project.
Richfirst originally acquired the Richfirst Interest pursuant to the Farm-out Agreement in consideration for a cash payment of $20 million. Under the terms of the Farm-out agreement, Richfirst had the right to exchange its working interest in the Dagang field for a number of common shares of Ivanhoe determined with reference to a 30 day weighted average market price of Ivanhoe common shares less an 8% discount up to a maximum of $20 million.
The issuance of the common shares represents the maximum consideration payable to Richfirst for its participating interest under the terms of the Farm-out agreement. The non-interest bearing loan is intended to compensate Richfirst for capital contributions made to the project after it acquired its participating interest.
A copy of the Company’s press release announcing the completion of the acquisition is filed as Exhibit 99.1 to this report and is incorporated by reference herein.
Section 3 — Securities and Trading Markets
Item 3.02.   Unregistered Sales of Equity Securities.
The Company agreed to issue 8,591,434 common shares to Richfirst in a transaction exempt from registration under Rule 903 of the Securities Act of 1933. See Item 2.01

Section 9 — Financial Statements and Exhibits
Item 9.01.   Financial Statements and Exhibits.
(c)   Exhibits

10.1	Farm-out Agreement dated January 18, 2004 among Richfirst Holdings Limited, Pan-China Resources Limited, Sunwing Energy Ltd. and the Company (Incorporated by reference to Exhibit 10.22 of Form 10-K filed with the Securities and Exchange Commission on March 15, 2004)

10.2	Terms of Agreement — Conversion of Participating Interest by Richfirst dated February 18, 2006 among Richfirst Holdings Limited, Pan-China Resources Limited, Sunwing Energy Ltd. and the Company

99.1	Press Release dated February 21, 2006 announcing the acquisition of Richfirst’s 40% participating interest in the Dagang enhanced oil recovery project.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IVANHOE ENERGY INC.
Date: February 24, 2006	By:	/s/ Gordon Lancaster
Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title or Description
10.1	Farm-out Agreement dated January 18, 2004 among Richfirst Holdings Limited, Pan-China Resources Limited, Sunwing Energy Ltd. and the Company (Incorporated by reference to Exhibit 10.22 of Form 10-K filed with the Securities and Exchange Commission on March 15, 2004)

10.2	Terms of Agreement — Conversion of Participating Interest by Richfirst dated February 18, 2006 among Richfirst Holdings Limited, Pan-China Resources Limited, Sunwing Energy Ltd. and the Company

99.1	Press Release dated February 21, 2006 announcing the acquisition of Richfirst’s 40% participating interest in the Dagang enhanced oil recovery project.